Other financial liabilities	12 Months Ended
Dec. 31, 2025
Disclosure of financial liabilities [abstract]
Other financial liabilities [Text Block]

17. Other financial liabilities

	Dec. 31, 2025	Dec. 31, 2024
Current
Derivative liabilities	$31.9	$0.3
Equipment financing	26.2	16.3
Deferred Copper Mountain acquisition consideration	3.0	-
Agreements with communities recorded at amortized cost	61.8	21.7
	122.9	38.3

Non-current
Equipment financing	66.0	60.4
Agreements with communities recorded at amortized cost	44.1	46.7
Deferred Copper Mountain acquisition consideration	14.4	-
Contingent Copper Mountain acquisition consideration	13.9	-
Wheaton refund liability	7.9	7.3
Other financial liability	8.7	-
	155.0	114.4
	$277.9	$152.7

Equipment financing represents agreements that Hudbay has entered into to purchase mining equipment. Hudbay owns the assets and finances the payment of these assets over the specified term. These agreements expire between 2026 and 2032 with interest rates between 2.25% and 7.55% per annum. During the year ended December 31, 2025, $33.1 million (December 31, 2024 - $71.0 million) of capital additions related to the recognition of property, plant and equipment that has been financed (note 32).

Agreements with communities recorded at amortized cost relate to agreements with communities near the Constancia operation which allow Hudbay to extract minerals over the useful life of the Constancia operation, carry out exploration and evaluation activities in the area and provide Hudbay with community support to operate in the region. During the year ended December 31, 2025, there was a change in estimate related to amendments of life of mine agreements with respect to Pampacancha and Constancia, and Hudbay entered into three additional two-year agreements, resulting in net additions of $39.5 million.

As part of the acquisition of the remaining 25% interest in CMBC (note 5), the Company recorded $16.6 million of deferred payment consideration and $13.3 million of contingent consideration as a financial liability at amortized cost on the closing of the transaction. During the year ended December 31, 2025, accretion related to these liabilities was $1.4 million (note 6h).

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the stream deposit by August 1, 2052, the expiry date of the agreement. If the stream deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a payment for the remaining amount will be due at the expiry date of the agreement. As the 777 mine has concluded all mining activities following the depletion of reserves and finalized the sales of produced concentrate, Hudbay concluded that the remaining stream deposit will not be repaid by means of precious metals credits from 777 production. The repayment amount is recorded as a Wheaton refund liability, which is and will be discounted at the 9.0% rate inherent in the original 777 stream agreement and accreted over the remaining term of the agreement.

The following table summarizes changes in agreements with communities recorded at amortized cost:

Balance, January 1, 2024	$54.9
Net additions	18.6
Disbursements	(9.1)
Accretion (note 6h)	4.7
Effects of changes in foreign exchange	(0.7)
Balance, December 31, 2024	$68.4
Net additions	39.5
Disbursements	(17.5)
Accretion (note 6h)	6.4
Effects of changes in foreign exchange	9.1
Balance, December 31, 2025	$105.9